As filed with the Securities and Exchange Commission on May 18, 2017

Registration No. 333-
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	72-1123385
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

9320 Lakeside Boulevard, Suite 100 The Woodlands, Texas	77381
(Address of Principal Executive Offices)	(Zip Code)

NEWPARK RESOURCES, INC.
2015 EMPLOYEE EQUITY INCENTIVE PLAN
 (Full title of the plan)

Mark J. Airola
Senior Vice President, General Counsel and Chief Administrative Officer
Newpark Resources, Inc.
9320 Lakeside Boulevard, Suite 100
The Woodlands, Texas 77381
(281) 362-6800
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒
Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)		Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee (3)
Common Stock, par value $0.01 per share	2,000,000	(4)	$8.00	$16,000,000	$1,854
Total	2,000,000		N/A	$16,000,000	$1,854

(1)           This Registration Statement shall also cover an indeterminate number of additional shares of common stock of the Registrant which may become issuable under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (the “2015 Plan”) by reason of any stock dividend, stock split, or any other similar transactions.

(2)           Estimated pursuant to Rule 457(h) solely for the purposes of calculating the aggregate offering price and the amount of the registration fee based upon the average of the high and low prices of the Registrant’s common stock as reported on the New York Stock Exchange on May 15, 2017.

(3)            Represents the proposed maximum aggregate offering price multiplied by $0.0001159.

(4)            Represents additional shares of common stock reserved for issuance under the 2015 Plan.

EXPLANATORY NOTE
REGISTRATION OF ADDITIONAL SECURITIES

This Registration Statement on Form S-8 relates to the registration of 2,000,000 additional shares of common stock, par value of $0.01 per share (the “Shares), of Newpark Resources, Inc. (“Newpark” or the “Company”) for issuance pursuant to Newpark’s 2015 Employee Equity Incentive Plan, as amended by Amendment No. 1 thereto (and as may be further amended from time to time, the “2015 Plan”), not previously registered, including awards that may be issued after the date of this Registration Statement. The 2015 Plan was originally approved by the stockholders of the Company and adopted by the Company in May 2015. The Company has previously filed the following Registration Statements on Form S-8 (the “Prior Registration Statements”):

(a)	Registration Statement on Form S-8 (No. 333-204403) filed on May 22, 2015 registering 6,000,000 shares of common stock of the Company issuable under the 2015 Plan; and,

(b)	Registration Statement on Form S-8 (No. 333-211459) filed on May 19, 2016 registering 1,800,000 shares of common stock of the Company issuable under the 2015 Plan.

On May 18, 2017, the stockholders of the Company approved, and the Company adopted, Amendment No. 2 to the 2015 Plan which, among other things, increased the number of shares of common stock authorized for issuance under the 2015 Plan from 7,800,000 to 9,800,000 shares.

This Registration Statement relates to securities of the same class as those to which the Prior Registration Statements relate, and the Company is filing this Registration Statement to register the Shares pursuant to General Instruction E of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”). The contents of the Prior Registration Statements are incorporated by reference into this Registration Statement, except that the provisions contained in Part II of such Prior Registration Statements are modified as set forth herein.

PART II
 Item 3.    Incorporation of Documents by Reference.
The following documents previously filed by the Company with the SEC are incorporated by reference into this Registration Statement, other than any portions of the respective documents that were furnished rather than filed (pursuant to Item 2.02 or Item 7.01 of Form 8-K or other applicable SEC rules):

(a)	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed on February 24, 2017;

(b)	The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed on April 28, 2017;

(c)	The Company’s Current Report on Form 8-K filed on February 27, 2017; and

(d)
The description of the Company’s common stock contained in the Company’s registration statement on Form 8-A filed on November 15, 1995, and any further amendment or report filed hereafter for the purpose of updating such description.

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (excluding any information furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K or other applicable SEC rules) subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Any statement contained in this Registration Statement or in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document, which also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8.    Exhibits.

Exhibit Number	Description
4.1
Restated Certificate of Incorporation of Newpark Resources, Inc., incorporated by reference to Exhibit 3.1 to the Company’s Form 10-K405 for the year ended December 31, 1998 filed on March 31, 1999 (SEC File No. 001-02960).

4.2
Certificate of Designation of Series A Cumulative Perpetual Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 27, 1999 (SEC File No. 001-02960).

4.3
Certificate of Designation of Series B Convertible Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 7, 2000 (SEC File No. 001-02960).

4.4
Certificate of Rights and Preferences of Series C Convertible Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on January 4, 2001 (SEC File No. 001-02960).

4.5
Certificate of Amendment to the Restated Certificate of Incorporation of Newpark Resources, Inc., incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 4, 2009 (SEC File No. 001-02960).

4.6	Amended and Restated Bylaws, incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed March 13, 2007 (SEC File No. 001-02960).
4.7	Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).
4.8
Amendment No. 1 to Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-8 filed May 19, 2016 (SEC File No. 333-211459).

4.9*	Amendment No. 2 to Newpark Resources, Inc. 2015 Employee Equity Incentive Plan.
4.10
Form of Restricted Stock Agreement (time vested) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.11
Form of Restricted Stock Agreement (performance based) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.12
Form of Restricted Stock Unit Agreement (retirement eligible) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.10 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.13
Form of Restricted Stock Unit Agreement (not retirement eligible) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.11 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.14
Form of Restricted Stock Unit Agreement (international) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.15
Form of Non-Qualified Stock Option Agreement (retirement eligible) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.16
Form of Non-Qualified Stock Option Agreement (not retirement eligible) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.14 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.17
Form of Non-Qualified Stock Option Agreement (international) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.15 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

5.1*	Opinion of Andrews Kurth Kenyon LLP with respect to legality of securities.
23.1*	Consent of Deloitte & Touche LLP.
23.2*	Consent of Andrews Kurth Kenyon LLP (included as part of Exhibit 5.1).
24.1*	Power of Attorney (set forth in the signature page of this Registration Statement).
________________________________
*    Filed herewith.

SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of The Woodlands, State of Texas, on May 18, 2017.

NEWPARK RESOURCES, INC.
By:	/s/ Paul L. Howes
Paul L. Howes
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark J. Airola and Paul L. Howes, and each of them, his true and lawful attorney-in-fact and agent, with full power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, any or all amendments (including pre-effective and post-effective amendments) to this Registration Statement and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul L. Howes	President, Chief Executive Officer and Director	May 18, 2017
Paul L. Howes	(Principal Executive Officer)

/s/ Gregg S. Piontek	Vice President and Chief Financial Officer	May 18, 2017
Gregg S. Piontek	(Principal Financial Officer)

/s/ Douglas L. White	Corporate Controller and Chief Accounting Officer	May 18, 2017
Douglas L. White	(Principal Accounting Officer)

/s/ David C. Anderson	Chairman of the Board	May 18, 2017
David C. Anderson

/s/ Anthony J. Best	Director	May 18, 2017
Anthony J. Best

Signature	Title	Date
/s/ G. Stephen Finley	Director	May 18, 2017
G. Stephen Finley

/s/ Roderick A. Larson	Director	May 18, 2017
Roderick A. Larson

/s/ Gary L. Warren	Director	May 18, 2017
Gary L. Warren

Exhibit Index

Exhibit Number	Description

4.1
Restated Certificate of Incorporation of Newpark Resources, Inc., incorporated by reference to Exhibit 3.1 to the Company’s Form 10-K405 for the year ended December 31, 1998 filed on March 31, 1999 (SEC File No. 001-02960).

4.2
Certificate of Designation of Series A Cumulative Perpetual Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 27, 1999 (SEC File No. 001-02960).

4.3
Certificate of Designation of Series B Convertible Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 7, 2000 (SEC File No. 001-02960).

4.4
Certificate of Rights and Preferences of Series C Convertible Preferred Stock of Newpark Resources, Inc., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on January 4, 2001 (SEC File No. 001-02960).

4.5
Certificate of Amendment to the Restated Certificate of Incorporation of Newpark Resources, Inc., incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 4, 2009 (SEC File No. 001-02960).

4.6	Amended and Restated Bylaws, incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed March 13, 2007 (SEC File No. 001-02960).
4.7	Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).
4.8
Amendment No. 1 to Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-8 filed May 19, 2016 (SEC File No. 333-211459).

4.9*	Amendment No. 2 to Newpark Resources, Inc. 2015 Employee Equity Incentive Plan.
4.10
Form of Restricted Stock Agreement (time vested) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.11
Form of Restricted Stock Agreement (performance based) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.12
Form of Restricted Stock Unit Agreement (retirement eligible) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.10 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.13
Form of Restricted Stock Unit Agreement (not retirement eligible) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.11 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.14
Form of Restricted Stock Unit Agreement (international) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.15
Form of Non-Qualified Stock Option Agreement (retirement eligible) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.16
Form of Non-Qualified Stock Option Agreement (not retirement eligible) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.14 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

4.17
Form of Non-Qualified Stock Option Agreement (international) under the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.15 to the Company’s Registration Statement on Form S-8 filed May 22, 2015 (SEC File No. 333-204403).

5.1*	Opinion of Andrews Kurth Kenyon LLP with respect to legality of securities.
23.1*	Consent of Deloitte & Touche LLP.
23.2*	Consent of Andrews Kurth Kenyon LLP (included as part of Exhibit 5.1).
24.1*	Power of Attorney (set forth in the signature page of this Registration Statement).
________________________________
*    Filed herewith.